UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549
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                                  FORM 8 K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported)  February 10, 2006
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                                Zanett, Inc.
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           (Exact name of registrant as specified in its charter)


Delaware                          0-27068                    56-4389547
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(State or other jurisdiction    (Commission               (IRS Employer
of incorporation)               File Number)             Identification No.)


635 Madison Avenue, 15th Floor, New York, NY                    10022
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:           (646)502-1800
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        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors or Principal Officers; Election of
            Directors; Appointment of Principal Officers.

      Effective as of the close of business on February 10, 2006, Claudio M. Guazzoni, formerly President of the Zanett, Inc. (the "Company"), was elected Chairman of the Board of Directors and appointed Chief Executive Officer of the Company, replacing David M. McCarthy, who retired from the Company and the Board of Directors to pursue other entrepreneurial endeavors. Also, effective as of the close of business on February 10, 2006, Jack M. Rapport, formerly the Chief Financial Officer of the Company, was appointed President of the Company, and Kenneth A. DeRobertis was appointed Chief Financial Officer.

      Prior to being named Chief Executive Officer, Mr. Guazzoni had served as President since he co-founded the Company in 2000. Prior to such time, he had co-founded The Zanett Securities Corporation in 1993. At Zanett Securities Corporation, Mr. Guazzoni was instrumental in the success and initial public offering of a number of young technology companies, including YouthStream Media, Inc., Robotic Vision Systems, Inc., SmartServ Online, and FiberNet Telecom Group. His previous work in mergers and acquisitions for Salomon Brothers and past experience as a fund manager responsible for managing portfolios aggregating in excess of $1.4 billion, provides the Company with expertise in international finance and deal structuring.

      Prior to being named President of Zanett, Inc., Mr. Rapport had served as the Chief Financial Officer since April 2001. Prior to such time, Mr. Rapport served as the interim Chief Financial Officer of Adept, Inc. and then the Vice President of Corporate Development for Coriva, Inc., a wholly-owned subsidiary of Adept, Inc., since early 2000. From 1998 to early 2000, Mr. Rapport served as President and Chief Executive Officer of Whitehall Capital Associates, Ltd., a financial services company, in 1998 and Wyndham Capital Management, Ltd., a financial consulting firm, in 1999. From 1995 to 1997, Mr. Rapport was the Executive Vice President and Chief Financial Officer of The Pharmacy Fund, Inc., a healthcare finance company. In total, Mr. Rapport has over thirty years of financial and business experience in both public and private corporate settings including: Bank of America, Manufacturers Hanover Trust Co. (now JPMorganChase) and Blue Cross and Blue Shield of Maryland.

      Prior to being named Chief Financial Officer, Mr. DeRobertis had served as the Corporate Controller of the Company since June 2004. Prior to such time, Mr. DeRobertis served as a consultant to the Company. Prior to joining the Company on a full time basis, he served as the Director of Corporate Reporting for Monster Worldwide (formally TMP Worldwide Inc.), the parent company of Monster, a leading global online careers property, from 2001 to 2003. From 1993 to 2001, Mr. DeRobertis was with The Man Group USA (formally E.D. & F. Man Inc.), an agricultural / financial services / asset management firm whose parent company was based in the United Kingdom and listed on the London Stock Exchange. During this period, he served as the Assistant Controller to the Brokerage Division from 1993 to 1996, Finance Director for a derivative bond trading desk in the Asset Management Division from 1996 to 1999 and form 1999 to 2001 he served as the Corporate Controller of North America.

      After the close of business on February 10, 2006, the Company issued a press release regarding the management changes discussed above, as well as the Company's strategic initiatives and financial plan for fiscal year 2006. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ZANETT, INC.



Date:  February 14, 2006               By: /s/ Kenneth DeRobertis
                                       Kenneth DeRobertis
                                       Chief Financial Officer

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                                Exhibit Index

99.1   Press Release